UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 3, 2008

Glu Mobile Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33368	91-2143667
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1800 Gateway Drive, Second Floor, San Mateo, California		94404
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(650) 571-1550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 3, 2008, Glu Mobile Inc., a Delaware corporation ("Glu"), announced that as of 3:00 p.m. GMT on February 29, 2008, it had received valid acceptances representing approximately 75.66% of the issued share capital of Superscape Group plc ("Superscape") through its recommended cash tender offer for all of the outstanding shares of Superscape (the "Offer"). In addition, Glu holds approximately 1.37% of the issued share capital of Superscape that were acquired through share purchases made on Glu’s behalf by Panmure Gordon and that have been certified as meeting the requirements of Rule 10 of the U.K. City Code on Takeovers and can therefore be counted as valid acceptances. Therefore, as at 3:00 p.m. GMT on February 29, 2008, Glu owned or had received valid acceptances in respect of approximately 77.0 percent of the issued share capital of Superscape. Acceptances have also been received from other shareholders which are not yet valid in all respects in respect of an additional 0.41%.

On March 3, 2008, Glu extended the offer period such that the Offer will remain open for acceptance until 3:00 p.m. GMT on March 7, 2008.

Glu made the Offer on January 25, 2008 of 10 pence (UK sterling) in cash for each issued share of Superscape ("Superscape Shares"). At the time it commenced the Offer, Glu had received irrevocable undertakings or a letter of intent from Superscape shareholders, including all of the directors of Superscape, representing, collectively, approximately 34% of Superscape’s issued share capital. All of these shares have now tendered their acceptance of the Offer. Glu expects to complete the transactions contemplated by the Offer in the second quarter of 2008.

The foregoing description of the Offer is qualified in its entirety by reference to the full text of the Announcement of Level of Acceptances and Extension of the Offer, a copy of which is filed as Exhibit 2.01 to this report and is incorporated into this Item 1.01 by reference, and to the full text of the Offer Document dated January 25, 2008, a copy of which was filed as Exhibit 2.01 to a Form 8-K filed by Glu on January 25, 2008. A copy of the press release issued by Glu on March 3, 2008 concerning the extension of the offer period of the Offer is filed as Exhibit 99.01 to this report and is also incorporated into this Item 1.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.01 Announcement of Level of Acceptances and Extension of the Offer issued by Glu Mobile on March 3, 2008

99.01 Press Release issued by Glu Mobile Inc. on March 3, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glu Mobile Inc.

March 3, 2008	By:	/s/ Albert A. Pimentel

Name: Albert A. Pimentel
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

2.01	Announcement of Level of Acceptances and Extension of the Offer issued by Glu Mobile on March 3, 2008
99.01	Press Release issued by Glu Mobile Inc. on March 3, 2008